UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2012

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2100 Roosevelt Avenue
Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 6, 2012 discussing our second quarter fiscal 2013 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 6, 2012 discussing our second quarter fiscal 2013 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on December 6, 2012 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief that there is continuing strength in the consumer market for firearms; our belief that women are a growing consumer segment in the marketplace; the outcome of the process to create a more concentrated and efficient distributor network, which is aimed at enhancing our customer partnerships; our expectations regarding higher operating costs in our fiscal third quarter for various reasons, including a ramp up in advertising as we focus on market share gain, new product launch costs, and our attendance at the many industry shows occurring in January 2013; our expectations for our capital expenditure spending in fiscal 2013, which we believe will approximately double our typical spending, resulting from our continuing focus on capacity expansion as well as significant investments in the maintenance and health of our infrastructure and systems, particularly in operations and IT; the outcome of our stock buyback program; the possibility we will purchase our bonds if they become available at a reasonable price; our belief that the stock and debt buyback options allow us to quickly respond to any potential changes in market or business conditions; ongoing high levels in our backlog; our belief that we will continue to see sequential declines in Walther volumes as a result of modifying our relationship with Walther, which is built into our plans and our financial guidance; the success of our strategy to deliver products that address consumer needs, wants, and desires; our belief that there is an expanded, new and diverse consumer base for our products, and our opportunity to strengthen our business by continuing to innovate with new firearms that consumers desire, by positioning ourselves to better serve our dealers and customers, and by broadening our reach in the marketplace; our expectation that we will launch an exciting new product at the SHOT Show in January 2013; our belief we will have a smaller and more aligned group of distribution partners for Smith & Wesson in the future; the success of our plans to continue building loyalty behind the dealer counter with certain programs, to expand our cooperative advertising program and enhance our in-store branding, and to increase our visibility with the U.S. consumer through incremental advertising and marketing activities in order to take market share; the success of our goal to reach out and support new entrants into the shooting sports; our belief that that firearms have taken their place in the basket of mainstream, durable goods that consumers want to buy on Black Friday; our intent to remain focused on our core firearm business, including by aggressively marketing our M&P brand and platform of products, adding capacity both internally and externally, investing in the latest manufacturing technologies, seeking operational efficiencies and cost reductions, and improving the processes we use to operate our business and distribute products in the marketplace; our outlook for net sales and EPS for the third quarter of fiscal 2013 and for full year fiscal 2013 and for year-over-year revenue growth; our expectations regarding our planned holiday shutdown, the start of the winding-down of the Walther business, and Hurricane Sandy’s impact to some of our suppliers; our expectations regarding our scheduled capacity increases and continued demand for our products; our outlook for gross margins, operating margins, tax rate, and share count for full year fiscal 2013; our fairly stable inventory and our belief that our distributors and retailers were fairly well positioned to service retail consumer buying activity going forward, except for certain high-demand products; our outlook for gross margin percentage for the rest of the year, including both quarters, and the main drivers related thereto; our expectations regarding why operating expenses are generally higher in our fiscal third quarter than our fiscal fourth quarter; our goal to increase our operating margin; our beliefs regarding consumer purchasing behavior and that new product introductions remain key to our future revenue, as does the smart and intelligent marketing of our existing, high-value product portfolio; our intention to continue to monitor our pricing; our success in leveraging retailers, including plans to enhance interactions with retail sales associates and merchandise retail stores; our expectation to transition from using traditional, print media towards using social media; our expectations regarding changes in our backlog, including the effect of upcoming distributor shows; our ability to increase capacity through internal and external means; our intention to continue to use capital to retire assets, increase our flexibility, increase our base capacity, and facilitate and support our planned new product launches over the next 36 months; our intent to purchase shares under our stock buyback program based on various factors through the plan’s scheduled expiration on June 30, 2013; our expectations regarding our capacity in our fiscal third quarter; our belief that retailers and distributors are looking forward to the normal show season in calendar 2013 and that there will be nothing different about the way they are operating their business or the way we are operating our business; the impact on our updated fiscal 2013 guidance assuming we complete our proposed stock buyback; our belief that the same level of effort, energy, and work will go into the product launch for our new product to be presented at the SHOT show as went into the launch for the Shield; our outlook for depreciation and amortization for fiscal 2013, including that a higher amount is possible in our fourth quarter; our confidence about our cash position; our expectation regarding our profit sharing, including that it will decline as a percentage of revenue; our expectation that a decline in Walther business will positively impact margins; our expectations for increasing capital expenditures related to capacity increases and an ERP implementation; and our expectation to attend the Wedbush conference in New York City on December 12, 2012. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; the effects of the divestiture of our security solutions business on our core firearm business; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2012.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

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(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on December 6, 2012.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: December 6, 2012	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on December 6, 2012.